UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): April 18, 2025

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On April 23, 2025, Boston Scientific Corporation (the “Company”) announced that Daniel J. Brennan has decided to retire from his role as Executive Vice President and Chief Financial Officer of the Company effective as of June 29, 2025, and that Jonathan Monson, who currently serves as Senior Vice President, Investor Relations, has been promoted to Executive Vice President and Chief Financial Officer of the Company effective as of June 30, 2025.

Mr. Brennan is expected to remain with the Company as a senior advisor from such time through October 3, 2025 (such date, or any earlier date, the “Retirement Date”). As a senior advisor, Mr. Brennan will receive a base salary at his current annual base salary of $880,000, prorated through the Retirement Date.

The Company expects to enter into a Retirement Agreement with Mr. Brennan effective as of the Retirement Date, pursuant to which Mr. Brennan will be entitled to payments and benefits that are materially consistent with those Mr. Brennan is entitled to under, and subject to the terms and conditions of, the Company’s Executive Retirement Plan, 2025 Annual Bonus Plan (the “2025 ABP”) and 2023 and 2024 Organic Net Sales Growth Performance Share Programs and 2023 and 2024 Relative Total Shareholder Return Performance Share Programs, respectively, each as previously filed with the U.S. Securities and Exchange Commission (the “SEC”).

Mr. Monson, age 51, joined the Company in 1999, and has served in a number of roles of increasing responsibility. Mr. Monson currently serves as the Company’s Senior Vice President, Investor Relations, a position he has held since March 2024. In this role, he leads the Company’s Investor Relations function, including engagement with investors and analysts. Prior to that, Mr. Monson served as Global Controller and Chief Accounting Officer from July 2019 to March 2024, where he was responsible for the Company’s Global Controllership organization, including, among other things, the Company’s accounting and financial planning processes. Prior to that, Mr. Monson served in various roles within finance and accounting, including as Vice President and Controller of the Company’s Urology business from 2016 to 2019, and Vice President, Corporate Accounting from 2008 to 2016. Prior to joining the Company, he was a senior auditor at Arthur Andersen LLP. Mr. Monson received a BA degree in economics and accounting from the College of the Holy Cross and is a certified public accountant.

Under the terms of Mr. Monson’s offer letter (the “Offer Letter”), effective as of June 30, 2025, as Executive Vice President and Chief Financial Officer, Mr. Monson will be entitled to the following:
•An annual base salary of $700,000;
•Continued eligibility to participate in the Company’s 2025 ABP, with an incentive target percentage equal to 80% of his annual base salary;
•Eligibility to participate in the Company’s Deferred Bonus Plan, as previously filed with the SEC, pursuant to which, commencing in 2025, Mr. Monson will be able to elect to defer up to 75% of the annual bonus awarded to him in 2025 or any subsequent year;
•A promotional equity award having a total grant date fair value of $1,750,000, to be made pursuant to the Company’s 2011 Long Term Incentive Plan, as amended (the “LTIP”), as previously filed with the SEC. The equity award will be in the form of non-qualified stock options or restricted stock units or a mix of both, in each case subject to the provisions of the LTIP and applicable award agreements and vesting 25% per year, beginning on the first anniversary of the date of grant; thereafter, long term incentive compensation grants for Mr. Monson will be evaluated annually in the normal course by the Executive Compensation and Human Resources Committee of the Company’s Board of Directors, consistent with the Company’s long term incentive program for its executive officers;
•The opportunity to participate in the Company’s Executive Retirement Plan, as previously filed with the SEC, under which Mr. Monson would be eligible to receive certain benefits if he retires (as defined in the Executive Retirement Plan) from the Company, including a lump sum payment equal to 2.5 months base salary for each year of service, subject to a maximum benefit of 36 months; and
•Payments and benefits provided for under the Company’s standard form of Change in Control Agreement for its executive officers, as previously filed with the SEC, in the event of, following a Change in Control, Mr. Monson’s termination by the Company without “cause” or his resignation for “good reason,” all subject to and in accordance with the agreement.

The Company also intends to enter into an Indemnification Agreement with Mr. Monson on the Company’s standard form for its executive officers, as previously filed with the SEC.

A form of Mr. Monson’s Offer Letter is included in this filing as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Offer Letter.

There are no arrangements or understandings between Mr. Monson and any other person pursuant to which Mr. Monson was selected as an officer, and there are no family relationships between Mr. Monson and any director or other officer of the

Company. Mr. Monson does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

A copy of the Company’s press release dated April 23, 2025, announcing the events described under Item 5.02 above is included in this filing as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Description

10.1            Form of Offer Letter dated April 18, 2025 between Mr. Monson and Boston Scientific Corporation.

99.1            Press Release issued by Boston Scientific Corporation, dated April 23, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 23, 2025	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary